Globix Corporation

SG Cowen & Co.

32nd Annual

Fall Technology Conference

September 9, 2004

Boston

Peter Stevenson

CEO

Globix History

1989

1996

1998

2001

2003

2004

Initial Public Offering

Constructed high-speed fiber optic backbone. Launched media

services & managed services offering

Upgraded to Tier 1 IP network

Purchased Aptegrity to extend managed service capabilities

Merger negotiated with Neon to expand product offerings & improve economics

Founded

2002

Emerged from 30 days pre-packaged bankruptcy in April 2002

Globix Strategic Business Plan

Tough Decisions

Strengthen Internal Control

2003

  Focus on sales

  Re-establish customer care

  Continue tight cash/cost control

  Re-sign clients

  Maximize Assets

Phase 2

“Stabilize”

Phase 3

“Grow”

2004

  Refine Company Strategy

  Grow What We Have

  Expand services

  Expand coverage, sensibly

  Target new revenue markets

  Continue driving non-essential costs out

  Drive Cash Flow

  Reduce LT Debt

Foundation Established

M & A Opportunities

Phase 1

“Triage”

2002

  Drive costs down/out

  Minimize cap-ex

  Preserve cash

  Clean customer base

  Finance driven effort

Bankruptcy

Globix “Today”

Leading provider of application, media & infrastructure
management services

$62+ million revenue and ~$140 million in assets

1,350+ customers including Visa, A&E & Pfizer

$74M 11% Senior Notes including accrued interest

World-class, results-driven professionals

250 employees worldwide

91% dedicated to engineering & sales functions

Passionate about superior service

24/7 expert operations & customer service

100% service level agreement guarantee

Owner/Operator: Tier 1 IP network & data centers

5 world-class data centers plus co-location facilities

Top 10 worldwide tier-1 IP network

Client

More than Hosting – Flexible Solutions…

Management for
off-the-shelf &
custom

applications

Reliable, scalable & secure
network, hosting & data
center capabilities

Services for the creation,

production & delivery of
rich media

Prompt remediation  •

C&A Auditing  •

Strict policies  •

Integrated solutions  •

• Vigilant Monitoring

• Advanced systems

• Proven processes

….Shielded with Risk management

• Expertise

Globix operating results overview

540

(4,216)

(30,047)

(59,582)

Adjusted
EBITDA***

62,916

60,177

81,996

104,210

Revenue

LQA**

2003

2002

2001

** LQA = the last reported quarter of 2004 (quarter ended June 30, 2004) annualized.

***Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring
& other charges (credits), depreciation & amortization, other operating income, non-cash stock based compensation & to include rental income.

Year over Year trend

Globix operating results overview

(1,562)

135

(436)

(1,261)

Adjusted
EBITDA***

45,143

15,729

15,029

14,385

Revenue

YTD

2004

Q3

6/30/ 2004

Q2

3/31/ 2004

Q1

12/31/ 2003

***Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring & other charges (credits), depreciation & amortization, other operating income, non-cash stock based compensation & to include rental income.

2004 Adjusted EBITDA Trend

Major Event: Merger with NEON

Merger announced July 19, 2004

Merger consistent with Globix strategy

Expands product offering

Positions us for growth in dense N.E. and Mid Atlantic regions

Creates larger & profitable company

Provides a diversified revenue base

Continues to de-leverage Company

NEON – Organic 19% 2 Year CAGR - Revenue

Provider of advanced optical networking solutions

95% Carrier Customers, 5% Enterprise Clients

Fiber infrastructure and access points throughout high density telecom corridor Northeast & Mid-
Atlantic markets

220,000+ fiber miles & 160 POPs

NEON has 9 transport services today

Extensive Client list

The NEON Network:
A Well-Traveled
Route.

Nation’s busiest
telecommunications
corridor

12-state, $87-billion
market encompasses
28 % of the nation’s
communications
market

Extends from New
England, New York
City and the north
Atlantic coast into
Virginia

Current Neon Network

Globix “Tomorrow”

Leading provider of application, media & infrastructure
management services

$100+ million revenue and $275 million in assets

1,450+ customers

$63M 11% Senior Notes including accrued interest

~$22M cash and investments

World-class, results-driven professionals

Approx 380 employees worldwide at close

89% dedicated to engineering & sales functions

Passionate about superior service

100% service level agreement guarantee

Owner/Operator: Tier 1 IP network, transport network & data
centers

10+ world-class data center plus co-location facilities

Top 10 worldwide tier-1 IP network and 220,000 mile fiber network

Combined Globix & Neon

34,321

37,703

36,415

Cash

1,373

233

(656)

Adjusted
EBITDA*
*

27,735

26,545

25,137

Revenue

Q3
6/30/04

Q2
3/31/04

Q1
12/31/03

**Adjusted EBITDA = Loss from operations adjusted to exclude loss on impairment of assets, restructuring & other charges (credits), depreciation &
amortization, other operating income, non-cash stock based compensation & to include rental income.

Synergies
associated with
the merger should
be accretive to
quarterly EBITDA
by approximately
$1.25 to $2.0 MM

New Capital Structure

$63.0 MM (includes accrued interest)

Senior Notes

1.3 MM Outstanding

Warrants

4.1 MM Outstanding
3.3 MM Vested

Options

$10.2 MM liquidation value

Preferred Stock

53.2 MM shares

Common Stock (Fully Diluted)

Capital Structure

The Coming Months

Continue Organic Growth Focus

Close NEON Transaction (Q404)

HSR Review Complete

S-4 filing imminent

Apply for Listing on Major Exchange

Plan for Merger Integration, Synergies &
Selling Opportunities

Q & A

Thank You

Appendix

135

(436)

(1,261)

Adjusted EBITDA

224

270

140

Rental income

(13)

(21)

34

Non cash comp (stock compensation)

0

0

0

Other operating income

3,519

3,473

3,371

Depreciation/amortization

0

0

0

Restructuring & other charges (credits)

0

659

17,313

Loss on impairment of assets

(3,595)

(4,817)

(22,119)

Loss from operations

Qtr end

6/30/04

Qtr end

3/31/04

Qtr end

12/31/03

Globix Corporation

2004 Adjusted EBITDA Trend

(Adjusted EBITDA Reconciliation)

1,238

669

605

Adjusted EBITDA

0

0

0

Rental income

0

0

0

Non cash comp (stock compensation)

0

0

0

Other operating income

2,629

2,508

2,426

Depreciation/amortization

0

0

0

Restructuring & other charges (credits)

0

0

0

Loss on impairment of assets

(1,391)

(1,839)

(1,821)

Loss from operations

Qtr end

6/30/04

Qtr end

3/31/04

Qtr end

12/31/03

NEON Communications Inc

2004 Adjusted EBITDA Trend

(Adjusted EBITDA Reconciliation)

Appendix

1,373

(656)

Adjusted EBITDA

224

270

140

Rental income

(13)

(21)

34

Non cash comp (stock compensation)

0

0

0

Other operating income

6,148

5,981

5,797

Depreciation/amortization

0

0

0

Restructuring & other charges (credits)

0

659

17,313

Loss on impairment of assets

(4,986)

(6,656)

(23,940)

Loss from operations

Qtr end

6/30/04

Qtr end

3/31/04

Qtr end

12/31/03

Combined Globix & NEON

2004 Adjusted EBITDA Trend

(Adjusted EBITDA Reconciliation)

(4,216)

27

0

(345)

15,523

(1,020)

0

(18,401)

2003

(30,047)

30

7,027

0

34,175

24,834

2,578

(98,691)

2002

(59,582)

0

1,638

0

36,657

56,109

3,500

(157,486)

2001

Adjusted EBITDA

Rental income

Non cash comp (stock compensation)

Other operating income

Depreciation/amortization

Restructuring & other charges (credits)

Loss on impairment of assets

Loss from operations

Globix Corporation

Year Over Year Trend

(Adjusted EBITDA Reconciliation)

17